UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)             April 26, 2007

                                 EMCOR Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
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                 (State or Other Jurisdiction of Incorporation)

        1-8267                                           11-2125338
(Commission File Number)                   (I.R.S. Employer Identification No.)



     301 Merritt Seven, Norwalk, CT                       06851
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(Address of Principal Executive Offices)               (Zip Code)

                                (203) 849-7800
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              (Registrant's Telephone Number, Including Area Code)

                                     N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__   Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

__   Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange  Act  (17  CFR  240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

     On April 26, 2007, EMCOR Group, Inc. issued a press release disclosing results of operations for its fiscal 2007 first quarter ended March 31, 2007. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     The information contained in this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item. 9.01 Financial Statements and Exhibits

(c)  Exhibits

Exhibit Number   Description
--------------   ---------------------------------------------------------------
99.1             Press Release issued by EMCOR Group, Inc. on April 26, 2007 disclosing results of operations for its fiscal 2007 first quarter ended March 31, 2007.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               EMCOR Group, Inc.


Dated:  April 26, 2007                         By:  /s/ Frank T. MacInnis
                                                   -------------------------
                                                      Frank T. MacInnis
                                                   Chairman of the Board of
                                                     Directors and Chief
                                                      Executive Officer

              EMCOR GROUP, INC. REPORTS 2007 FIRST QUARTER RESULTS
                  - Revenues increase 14.5% to $1.32 billion -
              - Operating income increases 53.6% to $18.9 million -
          - Contract backlog increases 36.5% to record $3.84 billion -

NORWALK, CONNECTICUT, April 26, 2007 - EMCOR Group, Inc. (NYSE: EME) today reported results for the first quarter ended March 31, 2007.

Income from continuing operations in the 2007 first quarter was $12.0 million, or $0.36 per diluted share, an increase of 57.1% over income from continuing operations of $7.6 million, or $0.24 per diluted share, in the first quarter of 2006. Net income rose 71.0% to $12.0 million, or $0.36 per diluted share, compared to net income of $7.0 million, or $0.22 per diluted share, in the 2006 first quarter, which includes a loss from discontinued operation of $0.6 million, or $0.02 per diluted share. Revenues increased 14.5% in the first quarter of 2007 to $1.32 billion from $1.15 billion in the first quarter of 2006.

Operating income rose 53.6% in the first quarter of 2007 to $18.9 million, or 1.4% of revenues, from operating income of $12.3 million, or 1.1% of revenues, in the year ago period. In the 2007 first quarter, selling, general and administrative (SG&A) expenses were $113.2 million, versus $102.5 million in the comparable prior year period, reflecting higher SG&A activity as a result of higher revenue during the period. As a percentage of revenues, however, SG&A expenses declined to 8.6% from 8.9% a year ago.

As of March 31, 2007, contract backlog was $3.84 billion, versus $3.50 billion at December 31, 2006 and $2.82 billion at March 31, 2006, reflecting an increase of 9.9% and 36.5%, respectively, and demonstrating the continued strong demand for the Company's services. Private sector commercial and hospitality contracts represented 53% of total backlog at the end of the 2007 first quarter, versus 47% as of March 31, 2006.

EMCOR Announces 2007 First Quarter Results                                Page 2

Frank T. MacInnis, Chairman and CEO of EMCOR Group, commented, "As we anticipated, the first quarter of 2007 saw the continued strong growth trends we experienced at the end of 2006. Driven by a robust, balanced backlog, strong demand for our services across our markets and our continued focus on excellent operational execution and cost control, we reported a very good start to the year."

Mr. MacInnis continued, "The quarter saw outstanding performance in most of our operating segments, with our U.S. Electrical and U.S. Mechanical operations both generating higher revenues and substantial increases in profitability. Within our Facilities Services segment, the first quarter saw a good balance between site-based and mobile services, and its solid revenue growth during the quarter resulted in nearly double its operating income from the year ago period. At the same time, we were also able to effectively manage our growth, reducing SG&A expenses as a percentage of revenues and generating a substantial improvement in cash flow from year ago levels."

Mr. MacInnis concluded, "Having positioned ourselves to take advantage of an improvement in the private sector, we began to see demand from this sector increase in 2006, and the private sector markets have improved further as we've moved into 2007. Looking ahead, the strong organic growth in all aspects of our business remains favorable, as we continue to generate dynamic growth within our targeted markets while maintaining the financial strength to take advantage of growth opportunities. Based on information currently available, we confidently reiterate our previously issued 2007 performance estimates of $5.3B - $5.5B of revenue and 2007 diluted earnings per share of $2.45 - $2.80. We are currently in the midst of our operations reforecast cycle, and expect to be in a position to revise our guidance, if appropriate, at the conclusion of that cycle in early to mid-June."

EMCOR Group, Inc. is a Fortune 500(R) worldwide leader in mechanical and electrical construction services, energy infrastructure and facilities services. This press release and other press releases may be viewed at the Company's Web site at www.emcorgroup.com.

EMCOR Group's first quarter conference call will be available live via Internet broadcast today, Thursday, April 26, at 10:30 AM Eastern Daylight Time. You can access the live call through the Home Page of the Company's Web site at www.emcorgroup.com.

This release may contain certain forward-looking statements within the meaning of the Private Securities Reform Act of 1995. Any such comments are based upon information available to EMCOR management and its perception thereof, as of this date, and EMCOR assumes no obligation to update any such forward-looking statements. These forward-looking statements may include statements regarding market opportunities, market share growth, gross profit, backlog mix, projects with varying profit margins, and selling, general and administrative expenses. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Accordingly these statements are no guarantee of future performance. Such risk and uncertainties include, but are not limited to, adverse effects of general economic conditions, changes in the political environment, changes in the specific markets for EMCOR's services, adverse business conditions, availability of adequate levels of surety bonding, increased competition, unfavorable labor productivity and mix of business. Certain of the risks and factors associated with EMCOR's business are also discussed in the Company's 2006 Form 10-K, its Form 10-Q for the first quarter ended March 31, 2007, and in other reports filed from time to time with the Securities and Exchange Commission. All these risks and factors should be taken into account in evaluating any forward-looking statements.


                                EMCOR GROUP, INC.
                              FINANCIAL HIGHLIGHTS
             (In thousands, except share and per share information)
                                   (Unaudited)

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                   For the Three Months Ended
                                                                           March 31,
                                                                --------------------------------
                                                                   2007                 2006
                                                                   ----                 ----

Revenues                                                       $ 1,318,347           $ 1,151,077
Cost of sales                                                    1,186,124             1,036,244
                                                               -----------           -----------

Gross profit                                                       132,223               114,833
Selling, general and administrative expenses                       113,199               102,506
Restructuring expenses                                                  93                    --
                                                               -----------           -----------

Operating income                                                    18,931                12,327
Interest income, net                                                 2,712                   238
Minority interest                                                   (1,192)                 (256)
                                                               -----------           -----------
Income from continuing operations before income  taxes              20,451                12,309
Income tax provision                                                 8,459                 4,676
                                                               -----------           -----------

Income from continuing operations                                   11,992                 7,633
Loss from discontinued operation, net of income taxes                   --                  (620)
                                                               -----------           -----------
Net income                                                     $    11,992           $     7,013
                                                               ===========           ===========

Basic earnings per share - continuing operations               $      0.38           $      0.24
Basic earnings per share - discontinued operation                       --                 (0.02)
                                                               -----------           -----------
                                                               $      0.38           $      0.22
                                                               ===========           ===========

Diluted earnings per share - continuing operations             $      0.36           $      0.24
Diluted earnings per share - discontinued operation                     --                 (0.02)
                                                               -----------           -----------
                                                               $      0.36           $      0.22
                                                               ===========           ===========
Weighted average shares of common stock outstanding:
     Basic                                                      31,912,218            31,314,293
     Diluted                                                    33,139,491            32,274,728


                                EMCOR GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)


                                                                 March 31,          December 31,
                                                                   2007                 2006
                                                                (Unaudited)
                                                                ----------          ------------
ASSETS
Current assets:
Cash and cash equivalents                                       $  276,569            $  273,735
Accounts receivable, net                                         1,187,709             1,184,418
Costs and estimated earnings in excess of billings
  on uncompleted contracts                                         156,322               147,848
Inventories                                                         18,408                18,015
Prepaid expenses and other                                          39,560                38,397
                                                                ----------            ----------
  Total current assets                                           1,678,568             1,662,413

Investments, notes and other long-term receivables                  30,741                29,630
Property, plant & equipment, net                                    53,305                52,780
Goodwill                                                           288,168               288,165
Identifiable intangible assets, net                                 37,251                38,251
Other assets                                                        17,459                17,784
                                                                ----------            ----------
Total assets                                                    $2,105,492            $2,089,023
                                                                ==========            ==========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Borrowings under working capital credit line                    $       --            $       --
Current maturities of long-term debt and capital
  lease obligations                                                    639                   659
Accounts payable                                                   454,797               496,407
Billings in excess of costs and estimated earnings
  on uncompleted contracts                                         471,904               412,069
Accrued payroll and benefits                                       166,111               177,490
Other accrued expenses and liabilities                             114,858               121,723
                                                                ----------            ----------
  Total current liabilities                                      1,208,309             1,208,348

Long-term debt and capital lease obligations                         1,133                 1,239
Other long-term obligations                                        170,746               169,127
Total stockholders' equity                                         725,304               710,309
                                                                ----------            ----------
Total liabilities and stockholders' equity                      $2,105,492            $2,089,023
                                                                ==========            ==========